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                                                                  Exhibit 10.169


                                 Schedule No. 4
                     Schedule of Indebtedness and Collateral

To Master Security Agreement dated 4-5-00 between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

3430 E. Flamingo Rd. Suite 100         Las Vegas          NV         89121
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Address                                City               State      Zip Code

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

One (1) Used JCB model 185 Skid Steer Loader S/N SLP185SAXE07468060 Including all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy.



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Debtor promises to pay Secured Party the total sum of $16,129.00 which represents principal and interest precomputed over the term hereof, payable in 12 (total number) combined principal and interest payments of $1,344.08 each commencing on 3-7-02 and a like sum on the like date each month thereafter until fully paid, provided however, that the final payment shall be in the amount of the unpaid balance and interest. Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.

Special Provisions:

If this Schedule of Indebtedness and Collateral No. 4 is prepaid prior to the date provided for in the Schedule of Indebtedness and Collateral No. 4 the Debotr agrees to pay the following fees: NO PREPAYMENT IS ALLOWED




Accepted 2-4-02
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Secured Party


THE CIT GROUP/EQUIPMENT FINANCING, INC.



By /s/ ILLEGIBLE                       Title ILLEGIBLE
   -------------------------------           ------------------------------


Executed on 2-4-02
            ----------------------

Debtor:


Ready Mix, Inc.
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Name of individual, corporation or partnership


By /s/ KENNETH D. NELSON               Title Vice President
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